UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2014

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada 89113

(Address of principal executive offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 8, 2014, International Game Technology (“IGT”) issued a press release announcing the launch of a consent solicitation (the “Consent Solicitation”) of consents to amend (i) the indenture dated as of June 15, 2009 (the “Base Indenture”), as supplemented by a supplemental indenture dated as of June 15, 2009, between IGT and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the 7.50% Notes due 2019 were issued; (ii) the Base Indenture, as supplemented by a supplemental indenture dated as of June 8, 2010, between IGT and the Trustee, pursuant to which the 5.50% Notes due 2020 were issued; and (iii) the Base Indenture, as supplemented by a supplemental indenture dated as of September 19, 2013, between IGT and the Trustee, pursuant to which the 5.35% Notes due 2023 were issued. The Solicitation is being undertaken in connection with the proposed business combination pursuant to the previously announced Agreement and Plan of Merger, dated as of July 15, 2014, among IGT, GTECH, S.p.A. (“GTECH”), Georgia Worldwide PLC (“Holdco”), and the other parties thereto, as amended.

The Consent Solicitation is being made pursuant to a consent solicitation statement, dated October 8, 2014.  A copy of the press release announcing the launch of the Consent Solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning IGT, GTECH, Holdco, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of IGT and GTECH as well as assumptions made by, and information currently available to, such management,  including statements regarding the timing of the completion of the transactions. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or securityholder approvals in a timely manner or otherwise; the possibility that the transaction will not close, including by any failure to satisfy other closing conditions to the proposed transactions or a termination of the merger agreement; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in IGT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by IGT, GTECH and Holdco from time to time with the SEC and those described in GTECH’s annual reports, registration documents and other documents filed from time to time with the Italian financial market regulator (CONSOB).  Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01.  Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: October 8, 2014	By:	/s/ Paul C. Gracey, Jr.
Paul C. Gracey, Jr.
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 8, 2014